    As filed with the Securities and Exchange Commission on February 7, 1997

                                                       Total Number of Pages - 4
                                                   Index to Exhibits at Page - 4

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ACCELGRAPHICS, INC.
             (Exact name of registrant as specified in its charter)

             CALIFORNIA                                   77-0388689
(State of incorporation or organization)              (IRS Employer
                                                     Identification No.)

1942 ZANKER ROAD, SAN JOSE, CA                               95112
(Address of principal executive offices)                  (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                   Name of each exchange on which
         to be so registered                   each class is to be registered

                None                                    None

                         Securities to be registered pursuant to Section 12(g)
of the Act:

                           Common Stock, no par value
                                (Title of Class)

Item 1.           Description of Registrant's Securities to be Registered

Common Stock, the description of which is incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form SB-2 (the "Registration Statement").

Item 2.           Exhibits

                           The following exhibits are filed as a part of this Registration Statement:

                           1 Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to
                                    Exhibit 4.1 to the Registration Statement.

                           2.1      Amended and Restated Articles of
                                    Incorporation -- incorporated herein by
                                    reference to Exhibit 3.1 to the Registration
                                    Statement.

                           2.2 Form of Amendment to Amended and Restated Articles of Incorporation to be filed with the California Secretary of State prior to the closing of this offering -- incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

                           2.3 Certificate of Incorporation to be filed with the Delaware Secretary of State upon the Company's reincorporation in Delaware -- incorporated herein by reference to Exhibit
                                    3.3 to the Registration Statement.

                           2.4 Form of Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State prior to the closing of this offering -- incorporated herein by reference to Exhibit 3.4 to the Registration Statement.

                           2.5 Form of Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State upon the closing of this offering--incorporated herein by reference to Exhibit 3.5 to the Registration Statement.

                           2.6      Bylaws, including all amendments --
                                    incorporated herein by reference to
                                    Exhibit 3.6 to the Registration Statement.

                           2.7 Bylaws to be effective upon completion of the offering -- incorporated herein by reference to Exhibit 3.7 to the Registration Statement.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  February 7, 1997             ACCELGRAPHICS, INC


                                    By:
                                        -------------------------------------
                                        Nancy E. Bush, Vice President
                                        Finance and Administration,
                                        Chief Financial Officer and Assistant
                                        Secretary

                                INDEX TO EXHIBITS

                                                                                          Sequentially
                                                                                          ------------
    Exhibit No.                              Description                                 Numbered Page
    -----------                              -----------                                 -------------

         1           Specimen certificate for Registrant's Common Stock.           Incorporated by reference

        2.1          Amended and Restated Certificate of Incorporation --          Incorporated by reference
                     incorporated herein by reference to Exhibit 3.4 to the
                     Registration Statement.

        2.2          Form of Amendment to Amended and Restated Articles of         Incorporated by reference
                     Incorporation to be filed with the California Secretary of
                     State prior to the closing of this offering -- incorporated herein by reference to Exhibit 3.2 to the Registration
                     Statement.

        2.3          Certificate of Incorporation to be filed with the Delaware    Incorporated by
                     Secretary of State upon the Company's reincorporation in      reference
                     Delaware -- incorporated herein by reference to Exhibit 3.3 to the Registration Statement.

        2.4          Form of Amended and Restated Articles of Incorporation to     Incorporated by reference
                     be filed with the Delaware Secretary of State prior to the closing of this offering -- incorporated herein by
                     reference to Exhibit 3.1 to the Registration Statement.

        2.5 Form of Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State upon the closing of this offering--incorporated herein by reference to Exhibit 3.5 to the Registration Statement.

        2.6          Bylaws, including all amendments -- incorporated herein by    Incorporated by
                     reference to Exhibit 3.6 to the Registration Statement.       reference

        2.7          Bylaws to be effective upon completion of this offering --    Incorporated by reference
                     incorporated herein by reference to Exhibit 3.7 to the
                     Company's Registration Statement